QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.4

SUPERIOR ESSEX INC.
2005 EXECUTIVE SPECIAL RECOGNITION BONUS PLAN

TABLE OF CONTENTS

ARTICLE 1 ESTABLISHMENT OF PLAN	1
1.1 Background	1
1.2 Purpose	1
1.3 Effective Date	1
ARTICLE 2 DEFINITIONS	1
2.1 Definitions	1
ARTICLE 3 ADMINISTRATION	2
3.1 Committee	2
3.2 Authority of Committee	2
3.3 Decisions Binding	2
ARTICLE 4 ELIGIBILITY	2
4.1 Eligibility	2
ARTICLE 5 OPERATION OF THE PLAN	2
5.1 Bonus Pool	2
5.2 Individual Maximum Award Levels	3
5.3 Payment of Awards	3
5.4 Payout Form and Timing	3
ARTICLE 6 AMENDMENT, MODIFICATION AND TERMINATION	3
6.1 Amendment, Modification and Termination	3
ARTICLE 7 GENERAL PROVISIONS	3
7.1 No Right to Participate	3
7.2 No Right to Employment	3
7.3 Withholding	3
7.4 Unfunded nature of Plan	3
7.5 Expenses	3
7.6 Titles and Headings	3
7.7 Gender and Number	4
7.8 Governing Law	4
7.9 2005 Incentive Plan Controls	4

i

SUPERIOR ESSEX INC.
2005 EXECUTIVE SPECIAL RECOGNITION BONUS PLAN

ARTICLE 1
ESTABLISHMENT OF PLAN

        1.1    BACKGROUND.    This 2005 Executive Special Recognition Bonus Plan (the "Special Recognition Bonus Plan" or the "Plan") is a subplan of the Superior Essex Inc. 2005 Incentive Plan ("2005 Incentive Plan"), consisting of a program for the grant of Performance-Based Cash Awards under Article 9 of the 2005 Incentive Plan. This Plan has been established and approved, and will be administered by, the Committee pursuant to the terms of the 2005 Incentive Plan, including without limitation, Article 14 thereof. It is intended that the bonuses earned under this Plan shall be Qualified Performance-Based Cash Awards with respect to Participants who are Covered Employees, with the intent that the Special Recognition Bonuses will be fully deductible by the Company without regard to the limitations of Code Section 162(m). The applicable Award limits of Section 5.4 of the 2005 Incentive Plan shall apply with respect to this Plan. As of the Effective Date, Section 5.4 of the 2005 Incentive Plan provides that the aggregate dollar value of any Performance-Based Cash Award or other cash-based award that may be paid to any one Participant during any one calendar year under the 2005 Incentive Plan (including the 2005 Executive Bonus Plan and this Special Recognition Bonus Plan) is $3,000,000.

        1.2.    PURPOSE.    The purpose of this Special Recognition Bonus Plan is to provide for the payment of cash bonuses from time to time in recognition of extraordinary contributions by eligible Participants. Awards under this Plan are solely within the discretion of the Committee based on the Committee's assessment of special factors meriting such awards, and no Participant has any right or expectation to receive an award under this Plan.

        1.3.    EFFECTIVE DATE.    This Special Recognition Bonus Plan was originally adopted in principle by the Committee on February 23, 2005, subject to approval as to form by the Chair of the Committee and to approval by the stockholders of the 2005 Incentive Plan. This Plan will become effective on the date the 2005 Incentive Plan is approved by the Company's stockholders (the "Effective Date"). If the stockholders fail to approve the 2005 Incentive Plan, this Special Recognition Bonus Plan shall be null and void and no Special Recognition Bonuses will be paid hereunder.

ARTICLE 2
DEFINITIONS

        2.1.    DEFINITIONS.    Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2005 Incentive Plan. In addition, the following terms shall have the following meanings for purposes of this Special Recognition Bonus Plan, unless the context in which they are used clearly indicates that some other meaning is intended.

          Adjusted EBITDA.    A non-GAAP financial measure for the Company or a Business Unit for a given year, as defined in the Superior Essex Inc. 2005 Executive Bonus Plan.

          Adjusted Plan EBITDA.    For any Plan Year, Adjusted Plan EBITDA as defined in the Superior Essex Inc. 2005 Executive Bonus Plan.

          Bonus Pool.    A pool established in accordance with Article 5 for the payment of discretionary Special Recognition Bonuses hereunder.

          GAAP.    Generally accepted accounting principles for U.S. companies.

          Plan or Special Recognition Bonus Plan.    The Superior Essex Inc. 2005 Executive Special Recognition Bonus Plan as set forth in this document together with any subsequent amendments hereto.

          Special Recognition Bonus.    A bonus paid to a Participant in accordance with Article 5.

          Plan Year.    January 1 to December 31 of each year, beginning in 2005.

ARTICLE 3
ADMINISTRATION

        3.1.    COMMITTEE.    This Plan shall be administered by the Committee.

        3.2.    AUTHORITY OF COMMITTEE.    Without limiting its authority under Article 4 of the 2005 Incentive Plan, the Committee has the exclusive power, authority and discretion to:

          (a)   Establish objective, annual performance measure(s) to determine the funding of the Bonus Pool for a Plan Year based on one or more of the Qualified Business Criteria listed in Section 14.2 of the 2005 Incentive Plan, including, without limitation, Adjusted Plan EBITDA;

          (b)   Certify the level to which the performance measure(s) was (were) attained prior to any payment under this Plan;

          (c)   Determine whether and to whom Special Recognition Bonuses will be paid in any Plan Year and the amount of such bonuses in accordance with the parameters of this Plan;

          (d)   Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer this Plan; and

          (e)   Make all other decisions and determinations that may be required under this Plan or as the Committee deems necessary or advisable to administer this Plan; and

          (f)    Amend this Plan as provided herein.

        3.3.    DECISIONS BINDING.    The Committee's interpretation of this Plan and all decisions and determinations by the Committee with respect to this Plan are final, binding, and conclusive on all parties.

ARTICLE 4
ELIGIBILITY

        4.1.    ELIGIBILITY.    The Chief Executive Officer of the Company (CEO), Executive Vice Presidents (EVPs) and corporate Senior Vice-Presidents (Corporate SVPs) of the Company are eligible to receive Special Recognition Bonuses under this Plan. The Committee, in its discretion, may determine whether other positions may qualify for participation in this Plan.

ARTICLE 5
OPERATION OF THE PLAN

        5.1.    BONUS POOL.    Before March 15 of each Plan Year, the Committee shall approve the funding criteria for the Bonus Pool for such Plan Year, expressed as a percentage of Adjusted Plan EBITDA for that Plan Year (or based on any other Qualified Business Criteria), and shall set forth such funding criteria each year in a Schedule attached to this Plan document. As reflected on Schedule A, for the 2005 Plan Year, the Bonus Pool shall be funded with one percent (1%) of 2005 Adjusted Plan EBITDA.

        5.2.    INDIVIDUAL MAXIMUM AWARD LEVELS.    The maximum individual award level that may be made under the Plan is fifty percent (50%) of the Bonus Pool in any given Plan Year and the aggregate maximum individual award levels shall not exceed 100% of the Bonus Pool.

        5.3.    PAYMENT OF AWARDS.    At the end of each Plan Year, the Committee will verify the Adjusted Plan EBITDA (or other applicable funding criteria) for purposes of funding the Bonus Pool. The Committee will then determine which Participants, if any, will receive a Special Recognition Bonus under this Plan, and the amount of such payment. Awards under this Plan are solely within the discretion of the Committee based on the Committee's assessment of special factors meriting such awards, and no Participant can have any right or expectation to receive an award under this Plan. The Committee may, in its sole discretion, decide that no awards will be made under this Plan in any given year.

        5.4.    PAYOUT FORM AND TIMING.    Special Recognition Bonuses, if any, for a Plan Year will be paid within thirty days after the Committee determines whether and to whom such bonuses will be paid and the amount thereof, but not later than 75 days after the end of the relevant Plan Year.

ARTICLE 6
AMENDMENT, MODIFICATION AND TERMINATION

        6.1.    AMENDMENT, MODIFICATION AND TERMINATION.    The Committee may, at any time and from time to time, amend, modify or terminate this Plan. The Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, including without limitation Code Section 162(m).

ARTICLE 7
GENERAL PROVISIONS

        7.1.    NO RIGHT TO PARTICIPATE.    No officer or employee shall have any right to be selected to participate in this Plan.

        7.2.    NO RIGHT TO EMPLOYMENT.    Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

        7.3.    WITHHOLDING.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

        7.4.    UNFUNDED NATURE OF PLAN.    This Plan constitutes an unfunded mechanism for the Company to pay incentive compensation to Participants from its general assets. No fund or trust is created with respect to this Plan, and no Participant shall have any security or other interest in the assets of the Company. Consequently, any person entitled to a payment under this Plan will have no rights greater than the rights of any other unsecured creditor of the Company.

        7.5.    EXPENSES.    The expenses of administering this Plan shall be borne by the Company and its Subsidiaries.

        7.6.    TITLES AND HEADINGS.    The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

        7.7.    GENDER AND NUMBER.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        7.8.    GOVERNING LAW.    To the extent not governed by federal law, this Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

        7.9    2005 INCENTIVE PLAN CONTROLS.    This Plan is adopted pursuant to and shall be governed by and construed in accordance with the 2005 Incentive Plan. In the event of any actual or alleged conflict between the provisions of the 2005 Incentive Plan and the provisions of this Plan, the provisions of the 2005 Incentive Plan shall be controlling and determinative.

(continued on following page)

The foregoing is hereby acknowledged as being the Superior Essex Inc. 2005 Executive Special Recognition Bonus Plan as adopted by the Committee on February 23, 2005 and approved as to form by the Chair of the Committee on April 20, 2005.

SUPERIOR ESSEX INC.

By:	Barbara L. Blackford Executive Vice President General Counsel and Corporate Secretary

QuickLinks

SUPERIOR ESSEX INC. 2005 EXECUTIVE SPECIAL RECOGNITION BONUS PLAN
ARTICLE 1 ESTABLISHMENT OF PLAN
ARTICLE 2 DEFINITIONS
ARTICLE 3 ADMINISTRATION
ARTICLE 4 ELIGIBILITY
ARTICLE 5 OPERATION OF THE PLAN
ARTICLE 6 AMENDMENT, MODIFICATION AND TERMINATION
ARTICLE 7 GENERAL PROVISIONS